                                                                     EXHIBIT 1.1


                                 $_____________

             FLEETWOOD CREDIT RV RECEIVABLES 199__-__ GRANTOR TRUST

                    ____% ASSET BACKED CERTIFICATES, CLASS A
                    ____% ASSET BACKED CERTIFICATES, CLASS B

                             UNDERWRITING AGREEMENT


                                                             ____________, 199__


______________________,
as Representative of
the several Underwriters
______________________

______________________

Dear Sirs:

         1.      Introductory.  Fleetwood Credit Receivables Corp., a
California corporation (the "Seller") and a wholly owned subsidiary of
Fleetwood Credit Corp., a California corporation ("Fleetwood Credit"), proposes to sell to ____________ and __________ (the "Underwriters"), acting severally and not jointly, for whom ___________ is acting as representative (in such capacity, the "Representative"), $___________ aggregate principal amount of ____% Asset Backed Certificates, Class A (the "Class A Certificates") and $___________ aggregate principal amount of ____% Asset Backed Certificates, Class B (the "Class B Certificates" and, together with the Class A
Certificates, the "Certificates") of the Fleetwood Credit RV Receivables 199__-__ Grantor Trust (the "Trust"). The Certificates will be issued pursuant to a pooling and servicing agreement, dated as of __________ 1, 199__ (the "Pooling and Servicing Agreement"), among the Seller, Fleetwood Credit, as servicer (in such capacity, the "Servicer"), and ______________, as trustee
(the "Trustee"). The Class B Certificates will be subordinated to the Class A Certificates to the limited extent described in the Pooling and Servicing Agreement. This Underwriting Agreement shall hereinafter be referred to as "this Agreement." Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing
Agreement.
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         Each Certificate will represent a fractional undivided interest in the
Trust. The assets of the Trust will include, among other things, a pool of simple interest retail installment sale contracts (the "Initial Receivables") secured by the new and used recreational vehicles financed thereby (the
"Initial Financed Vehicles"), certain monies due under the Receivables on and after __________ 1, 199__ (the "Initial Cutoff Date") and amounts on deposit in a trust account (the "Pre-Funding Account"), in each case as more fully described in the Prospectus, as defined below. The Initial Receivables will be sold by Fleetwood Credit to the Seller pursuant to a receivables purchase agreement, dated as of __________ 1, 199__ (the "Receivables Purchase Agreement"), between Fleetwood Credit and the Seller, and the Seller in turn will sell the Initial Receivables to the Trust pursuant to the Pooling and Servicing Agreement. From time to time during the Funding Period pursuant to the Receivables Purchase Agreement, to the extent available, Fleetwood Credit will be obligated to sell, and the Seller will be obligated to purchase, additional simple interest retail installment sale contracts (the "Subsequent Receivables" and, together with the Initial Receivables, the "Receivables") secured by the new and used recreational vehicles financed thereby (the "Subsequent Financed Vehicles" and, together with the Initial Financed
Vehicles, the "Financed Vehicles"), which Subsequent Receivables will be described in one or more agreements among Fleetwood Credit, the Seller and the Trustee (each, a "Transfer Agreement"), dated as of the related date of transfer (each, a "Subsequent Transfer Date"). The Subsequent Receivables will in turn be sold by the Seller to the Trust pursuant to the Pooling and Servicing Agreement and the related Transfer Agreement. The maximum aggregate principal amount of Subsequent Receivables to be sold during the Funding Period by Fleetwood Credit to the Seller and by the Seller to the Trust is $_____________.

         2.      Representations and Warranties of the Seller and Fleetwood
                 Credit.

         (a) The Seller represents and warrants to, and agrees with, each Underwriter that:

                 (i) A registration statement on Form S-3 (No. 333-91848), including a form of prospectus, relating to the Certificates has been filed with the Securities and Exchange Commission (the "Commission") and either (1) has been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (2) is proposed to be amended by amendment or post-effective amendment.
         If the Seller does not propose to amend the registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent post-effective amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means (1) if the Seller has advised the Underwriters that it does not propose to amend the registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or (2) if the Seller has advised the Underwriters that it proposes to file an amendment or post-effective amendment to the registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. The registration statement, as amended at the Effective Time, including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, and including the exhibits thereto, is hereinafter referred to as the "Registration Statement," and the form of prospectus relating to the Certificates, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Act ("Rule 424(b)"), or (if no such filing is required) as included in the Registration Statement, is hereinafter referred to as the "Prospectus."

                 (ii) If the Effective Time is prior to the execution and delivery of this Agreement: (A) on the Effective Date, the Registration Statement conformed, and on the date of this Agreement the Registration Statement conforms, in all material respects with the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations"), and at such times did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) on the date of this Agreement, at the time of filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and does not include and will not include any untrue statement of a material fact and does not omit and will not omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Effective Time is subsequent to the execution and delivery of this Agreement: (A) on the Effective Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations and the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) at the Effective Date and at the Closing Date the Prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system, except to the extent permitted by Regulation S-T. The two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Seller by the Underwriters specifically for use therein.

                 (iii) This Agreement has been duly authorized, executed and delivered by the Seller.






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                 (iv)     As of the Closing Date, the representations and
         warranties of the Seller in the Pooling and Servicing Agreement will be true and correct and as of each Subsequent Transfer Date, the representations and warranties of the Seller in the Pooling and Servicing Agreement and in the related Transfer Agreement will be true and correct.

         (b) Fleetwood Credit represents and warrants to, and agrees with, each Underwriter that:

                 (i) This Agreement has been duly authorized, executed and delivered by Fleetwood Credit.

                 (ii) As of the Closing Date, the representations and warranties of the Servicer in the Pooling and Servicing Agreement will be true and correct and as of each Subsequent Transfer Date, the representations and warranties of the Servicer in the Pooling and Servicing Agreement and in the related Transfer Agreement will be true and correct.

         3. Purchase, Sale and Delivery of Certificates. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Underwriters, and the Underwriters, acting severally and not jointly, agree to purchase from the Seller, the respective principal amounts of Class A Certificates and Class B Certificates set forth opposite the names of the Underwriters in Schedule A hereto. The Certificates are to be purchased at a purchase price equal to, in the case of (i) the Class A Certificates, __________% of the aggregate principal amount thereof and (ii) the Class B Certificates, ________% of the aggregate principal amount thereof.

         The Seller will deliver the Certificates to the Underwriters against payment of the respective purchase prices therefor in immediately available funds to the order of the Seller at the office of Brown & Wood LLP, 555 California Street, San Francisco, California, at ___:00 __.M., ________ time, on ___________, 199__, or at such other time not later than seven full Business Days thereafter as the Underwriters and the Seller determine, such time being herein referred to as the "Closing Date." Each Class of Certificates will be initially represented by one certificate (the "DTC Certificates") registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class A Certificates or the Class B Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

         Pursuant to Rule 15c6-1(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Seller and the Underwriters have agreed that the Closing Date will be not less than seven Business Days following the date hereof.





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         4.      Offering by the Underwriters.  It is understood that the
Underwriters propose to offer the Certificates for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Seller and Fleetwood Credit. Each of the Seller and Fleetwood Credit, as the case may be, covenants and agrees with each Underwriter that:

                 (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Seller will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Underwriters, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifth business day after the Effective Date.
         The Seller will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

                 (b) The Seller will advise the Underwriters promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus and will not effect any such amendment or supplement without the consent of the Underwriters, which consent will not unreasonably be withheld; and the Seller will advise the Underwriters promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplement of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                 (c) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Seller promptly will prepare and file, or cause to be prepared and filed, with the Commission an amendment or supplement which will correct such statement or omission, or an amendment or supplement which will effect such compliance. Neither the consent of the Underwriters to, nor the delivery by the Underwriters of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
         Section 6 hereof.

                 (d) As soon as practicable, but not later than ________, ____, the Seller will cause the Trustee to make generally available to holders of the Certificates an earnings statement with respect to the Trust covering a period of at least 12 months beginning after





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         the Effective Date which will satisfy the provisions of Section 11(a)
         of the Act (including, at the option of the Seller, Rule 158 promulgated thereunder).

                 (e) The Seller will furnish to the Underwriters copies of the Registration Statement (at least two of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

                 (f) The Seller will use its best efforts to arrange for the qualification of the Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Certificates, provided that the Seller shall not be obligated to qualify to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified.

                 (g) For a period from the date of this Agreement until the retirement of all of the Certificates, or until such time as the Underwriters shall cease to maintain a secondary market in either Class of Certificates, whichever occurs first, the Seller will deliver to the Underwriters the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to Article Thirteen of the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

                 (h) So long as any of the Certificates are outstanding, the Seller or Fleetwood Credit, as the case may be, shall furnish to the Underwriters, as soon as practicable, (i) all documents required to be distributed to holders of either Class of Certificates (or available at such holders' request) or filed with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller or Fleetwood Credit filed with any government or regulatory authority which is otherwise publicly available, as the Underwriters may reasonably request.

                 (i) Whether or not the transactions contemplated by this Agreement are consummated other than as a result of a failure by the Underwriters to perform hereunder, the Seller and Fleetwood Credit will, subject to the provisions of Section 9 hereof, pay all expenses incident to the performance of their respective obligations under this Agreement, including without limitation, expenses incident to the printing, reproduction and distribution of the registration statement as originally filed with the Commission and all amendments thereto, any fees charged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard &





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
         Poor's" and, together with Moody's, the "Rating Agencies") for the rating of the Class A Certificates and the Class B Certificates, the fees of DTC in connection with the book-entry registration of the Class A Certificates and the Class B Certificates and reasonable expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) and will reimburse the Underwriters for all reasonable expenses incurred in connection with the initial qualification of the Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may designate, including, but not limited to, fees of counsel and disbursements incurred by such counsel in connection therewith.

                 (j) On or before the Closing Date with respect to the Initial Receivables, and on or before each Subsequent Transfer Date with respect to the Subsequent Receivables to be transferred to the Trust on such date, the Seller and Fleetwood Credit shall cause their respective computer records to be marked relating to the Receivables to show the Trust's absolute ownership of the Receivables, and from and after the Closing Date or such Subsequent Transfer Date, as the case may be, Fleetwood Credit Receivables Corp., as Seller, and Fleetwood Credit, as Servicer, shall not take any action inconsistent with the Trust's ownership of the Receivables, other than as permitted by the Pooling and Servicing Agreement.

                 (k) To the extent, if any, that the rating provided with respect to the Class A Certificates or the Class B Certificates by either Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by the Seller or Fleetwood Credit, the Seller or Fleetwood Credit, as the case may be, shall furnish such documents and take any such other actions.

                 (l) In the event the Servicer obtains a Servicer Letter of Credit pursuant to the Pooling and Servicing Agreement, the Seller and the Servicer shall cause the Underwriters to receive:

                          (i)     A copy of the Servicer Letter of Credit.

                          (ii) An original of the servicer letter of credit reimbursement agreement (the "Reimbursement Agreement") between the Servicer and the letter of credit bank named therein (the "Letter of Credit Bank") pursuant to which the Servicer Letter of Credit was issued.

                          (iii) An original of any amendment to the Pooling and Servicing Agreement relating to the obtaining of the Servicer Letter of Credit.

                          (iv) An opinion of Timothy M. Hayes, Esq., Senior Vice President and Assistant General Counsel of Fleetwood Credit, dated the date of issuance of the





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                 Servicer Letter of Credit (the "Issuance Date") and
                 satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and substantially to the effect of clauses (i), (v), (viii), (ix) and (x) of Section 6(f) hereof, appropriately modified to relate to the Reimbursement Agreement.

                          (v) An opinion of counsel to the Letter of Credit Bank, satisfactory in form and substance to the Underwriters and counsel for the Underwriters, dated the Issuance Date and substantially to the effect that:

                                  (A)      The Letter of Credit Bank is duly
                          organized as a corporation and is validly existing under the laws of the country of its organization, and has the full power and authority (corporate and other) to issue, and to take all action required of it under, the Servicer Letter of Credit.

                                  (B)      The execution, delivery and
                          performance by the Letter of Credit Bank of the Servicer Letter of Credit and the Reimbursement Agreement have been duly authorized by all necessary corporate action on the part of the Letter of Credit Bank.

                                  (C)      The execution, delivery and
                          performance by the Letter of Credit Bank of the Servicer Letter of Credit and the Reimbursement Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any state or other governmental agency or authority which has not previously been effected.

                                  (D)      The Servicer Letter of Credit and
                          the Reimbursement Agreement have been duly authorized, executed and delivered by the Letter of Credit Bank and constitute legal, valid and binding obligations of the Letter of Credit Bank, enforceable against the Letter of Credit Bank in accordance with their respective terms (subject, as to enforcement, to bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and to general equity principles).

                                  (E) The Servicer Letter of Credit is not required to be registered under the Act in connection with the offer and sale of the Certificates in the manner contemplated by the Prospectus.

                 In rendering such opinion, such counsel may rely as to all matters of the law of the country of organization of the Letter of Credit Bank upon counsel satisfactory to the Underwriters and counsel for the Underwriters.





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
                          (vi) A certificate, dated the Issuance Date, of the President or any Vice President of the Letter of Credit Bank to the effect that, among other things, since the date of this Agreement, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects, of the Letter of Credit Bank.

                          (vii) A letter from each Rating Agency, to the extent required by the Pooling and Servicing Agreement, to the effect that the obtaining of the Servicer Letter of Credit, in and of itself, would not cause its rating of either Class of Certificates to be reduced, withdrawn or modified.

         6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Certificates will be subject to the accuracy of the respective representations and warranties on the part of the Seller and Fleetwood Credit herein, to the accuracy of the statements of the respective officers of the Seller and Fleetwood Credit made pursuant to the provisions hereof, to the performance by the Seller and Fleetwood Credit of their respective obligations hereunder and to the following additional conditions precedent:

                 (a) The Underwriters and the Seller shall have received from Coopers & Lybrand L.L.P., independent public accountants ("Coopers & Lybrand") (i) on the date of this Agreement, a letter, dated as of such date, substantially in the form of the draft to which the Underwriters have previously agreed, and (ii) on the Closing Date, a letter, dated as of the Closing Date, updating the letter referred to in clause (i) above, which letters shall in each case be in form and substance satisfactory to the Underwriters and counsel for the Underwriters.

                 (b) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 10:00 P.M., New York City time, on the date of this Agreement or such later date as shall have been consented to by the Underwriters. If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
         Section 5(a) hereof. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or the Underwriters, shall be contemplated by the Commission.

                 (c) The Underwriters shall have received an officer's certificate dated the Closing Date by the President, any Vice President, the Treasurer or the Secretary of (i) the Seller representing and warranting to the Underwriters that, as of the Closing Date, the representations and warranties of the Seller in the Pooling and Servicing Agreement are true and correct and (ii) Fleetwood Credit representing and warranting that, as of the





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         Closing Date, the representations and warranties of Fleetwood Credit in the Pooling and Servicing Agreement are true and correct.

                 (d) The Underwriters shall have received an opinion of Timothy M. Hayes, Esq., Senior Vice President and Assistant General Counsel to the Seller, or, insofar as such matters relate to California law, Mitchell, Silberberg & Knupp LLP, addressed to the Underwriters, the Rating Agencies and the Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, substantially to the effect that:

                          (i) The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California with full power and authority (corporate and other), and has obtained all necessary licenses and approvals, to own its properties and conduct its business as presently conducted by it, and to enter into and perform its obligations under the Pooling and Servicing Agreement and the Receivables Purchase Agreement (collectively, the "Basic Documents"), this Agreement and the Certificates, and, assuming no change in law or factual circumstance (as confirmed in the Officer's Certificates to be delivered as of each Subsequent Transfer Date), will have such power and authority with regard to each Transfer Agreement, and had at all relevant times, now has, and on each Subsequent Transfer Date will have, the power, authority and legal right to acquire, own and sell the Initial Receivables and the Subsequent Receivables.

                          (ii) The Seller has obtained all necessary licenses and approvals to conduct its business as presently conducted in California and does not currently conduct business in any other state in which a Receivable was originated and does not need any licenses or approvals from any of such other states for purposes of the transactions contemplated by the Basic Documents, each Transfer Agreement and this Agreement.

                          (iii) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller, enforceable in accordance with its terms, except that (A) the enforceability hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (C) rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policies underlying such laws.





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                          (iv)    Each Basic Document has been and, assuming no
                 change in law or factual circumstance (as confirmed in the Officer's Certificates to be delivered as of each Subsequent Transfer Date), each Transfer Agreement will be, duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except that
                 (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and
                 (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                          (v) At the time of execution and delivery of the Pooling and Servicing Agreement, the Seller had the power and authority to transfer the Initial Receivables and such other property being transferred to the Trust pursuant to the Pooling and Servicing Agreement and to cause the Certificates to be sold and transferred to the Underwriters.

                          (vi) The Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that either the Registration Statement, at the Effective Time, or any such amendment or supplement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date of this Agreement, or any such amendment or supplement, as of its respective date, or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus.

                          (vii)   Neither the transfer of the Initial
                 Receivables or, assuming no change in law or factual circumstance (as confirmed in the Officer's Certificates to be delivered as of each Subsequent Transfer Date), the Subsequent Receivables to the Trust, nor the assignment of the security interest of the Seller in the Financed





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                 Vehicles, nor the issuance and delivery of the Certificates, nor the sale of the Certificates, nor the execution and delivery of the Basic Documents, this Agreement, or, assuming no change in law or factual circumstance (as confirmed in the Officer's Certificates to be delivered as of each Subsequent Transfer Date), any Transfer Agreement, nor the consummation of any other of the transactions contemplated herein or in the Basic Documents or in any Transfer Agreement, or the fulfillment of the terms of the Certificates, the Basic Documents or this Agreement by the Seller will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the articles of incorporation or bylaws of the Seller or, to the best knowledge of such counsel, of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or any of its properties may be subject, or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller or its properties.

                          (viii) The Certificates have been duly and validly authorized and, when executed, authenticated and delivered to the Underwriters as specified in the Pooling and Servicing Agreement against payment of the consideration therefor determined in accordance with this Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

                          (ix) The Seller has, and pursuant to the Pooling and Servicing Agreement is transferring to the Trust, ownership of the Initial Receivables, in each case free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests that may affect the rights of the Seller or the Trustee in and to such Receivables; provided, however, that (A) such counsel need express no opinion with respect to the enforceability of any individual Receivable or the existence of any claims, rights or other matters that are not of record in favor of the related Obligor or the owner of the related Financed Vehicle,
                 (B) such opinion may be limited to the extent that any one or more of the Initial Receivables could be subject to claims of creditors of the dealers that may have originated certain of the Initial Receivables to the extent such creditors can claim the benefits of a security interest in such Receivables either by reason of the filing of a financing statement with respect to chattel paper of such dealer or as proceeds from the sale of inventory in which such creditor had a security interest,
                 (C) such opinion may be further limited to the extent that any such transfer may be subject to the rights of other persons who take, or have taken, possession of any of the Initial Receivables without knowledge of the transfer to the Trust and
                 (D) such counsel need express no opinion as to the existence of tax liens, mechanics' liens or other security interests and liens that are not of record.

                          (x) The Certificates, each Basic Document, the form of Transfer Agreement attached as an exhibit to the Pooling and Servicing Agreement and this Agreement each conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus.

                          (xi) The statements in the Registration Statement and Prospectus under the heading "Certain Legal Aspects of the Receivables," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                          (xii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust created by the Pooling and Servicing Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

                          (xiii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated in this Agreement, the Basic Documents or any Transfer Agreement except such as may be required under federal or state securities laws in connection with the purchase by the Underwriters of the Certificates, filings with respect to the transfer of the Receivables to Fleetwood Credit, filings with respect to the transfer of the Receivables by Fleetwood Credit to the Seller pursuant to the Receivables Purchase Agreement and the related Transfer Agreement, and by the Seller to the Trustee pursuant to the Pooling and Servicing Agreement and the related Transfer Agreement and such other approvals as have been obtained.

                          (xiv)   There are no actions, proceedings or
                 investigations pending or, to the best knowledge of such counsel after due inquiry, threatened before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Basic Document, any Transfer Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Basic Documents or any Transfer Agreement, (C) that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, any Basic Document, any Transfer Agreement or the Certificates or (D) seeking to adversely affect the federal income tax attributes of the Certificates as described in the Prospectus under the heading "Certain Federal Income Tax Consequences."

                 (e) The Underwriters shall have received an opinion of Timothy M. Hayes, Esq., Senior Vice President and Assistant General Counsel of Fleetwood Credit, or, insofar as such matters relate to California law, Mitchell, Silberberg & Knupp LLP, addressed to the Underwriters, the Rating Agencies and the Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and substantially to the effect that:

                          (i) Fleetwood Credit has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California with full power and authority (corporate and other), and has obtained all necessary licenses and approvals, to own its properties and conduct its business as presently conducted by it, and to enter into and perform its obligations under the Basic Documents, this Agreement and the Certificates and, assuming no change in law or factual circumstance (as confirmed in the Officer's Certificates to be delivered as of each Subsequent Transfer Date), any Transfer Agreement, and had at all relevant times, now has, and on each Subsequent Transfer Date will have, the power, authority and legal right to acquire, own, sell and service the Receivables.

                          (ii) Fleetwood Credit is duly qualified to do business and in good standing, and has obtained all necessary licenses and approvals to conduct its business as presently conducted in California and each other state in which an Initial Receivable was originated.

                          (iii) At the time of the execution and delivery of the Receivables Purchase Agreement, Fleetwood Credit had the power and authority to transfer to the Seller the Initial Receivables and other property of the Trust being transferred to the Seller.

                          (iv)    Neither the transfer of the Initial
                 Receivables or, assuming no change in law or factual circumstance (as confirmed in the Officer's Certificates to be delivered as of each Subsequent Transfer Date), the Subsequent Receivables to the Seller, nor the assignment of the security interest of Fleetwood Credit in the Financed Vehicles, nor the issuance and delivery of the Certificates, nor the sale of the Certificates to the Underwriters, nor the execution and delivery of the Basic Documents, this Agreement or, assuming no change in law or factual circumstance (as confirmed in the Officer's Certificates to be delivered as of each Subsequent Transfer Date), any Transfer Agreement, nor the consummation of any other of the transactions contemplated herein, in the Basic Documents or any Transfer Agreement, nor the fulfillment of the terms of the Certificates, the Basic Documents, this Agreement or the Transfer Agreement by Fleetwood Credit will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the articles of incorporation or bylaws of Fleetwood Credit or, to the best knowledge of such counsel, of any indenture or other agreement or instrument to which Fleetwood Credit is a party or by which it is bound or any of its properties may be subject, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to Fleetwood Credit of any court, regulatory body, administrative agency or governmental body having jurisdiction over it or its properties.

                          (v) Fleetwood Credit has, and is transferring to the Seller, ownership of the Initial Receivables and, assuming no change in law or factual circumstance and the performance of certain specified procedures (as confirmed in the Officer's Certificates to be delivered as of each Subsequent Transfer
                 Date), will transfer to the Seller ownership of the Subsequent Receivables, in each case, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests that may affect the rights of Fleetwood Credit or the Seller in and to such Receivables; provided, however, that (A) such counsel need express no opinion with respect to the enforceability of any individual Receivable or the existence of any claims, rights or other matters that are not of record in favor of the related Obligor or the owner of the related Financed Vehicle, (B) such opinion may be limited to the extent that any one or more of the Receivables could be subject to claims of creditors of the dealers that may have originated certain of the Receivables to the extent such creditors can claim the benefits of a security interest in such Receivables either by reason of the filing of a financing statement with respect to chattel paper of such dealer or as proceeds from the sale of inventory in which such creditor had a security interest, (C) such opinion may be further limited to the extent that any such transfer may be subject to the rights of other persons who take, or have taken, possession of any of the Receivables without knowledge of the transfer to the Seller and (D) such counsel need express no opinion as to the existence of tax liens, mechanics' liens or other security interests and liens that are not of record.

                          (vi) This Agreement has been duly authorized, executed and delivered by Fleetwood Credit and constitutes the legal, valid and binding agreement of Fleetwood Credit, enforceable in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (C) rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the public policies underlying such laws.

                          (vii) Each Basic Document has been and, assuming no change in law or factual circumstance and the performance of certain specified procedures (as confirmed in the Officer's Certificates to be delivered as of each Subsequent

                 Transfer Date), the related Transfer Agreement will be duly authorized, executed and delivered by Fleetwood Credit and constitutes the legal, valid and binding obligation of Fleetwood Credit, enforceable in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                          (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Fleetwood Credit of the transactions contemplated in this Agreement, the Basic Documents or any Transfer Agreement except filings with respect to the transfer of the Receivables by Fleetwood Credit to the Seller pursuant to the Receivables Purchase Agreement and each Transfer Agreement, and such other approvals as have been obtained.

                          (ix)    There are no actions, proceedings or
                 investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Basic Document, any Transfer Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Basic Documents or any Transfer Agreement, (C) that might materially and adversely affect the performance by Fleetwood Credit of its obligations under, or the validity or enforceability of, this Agreement, any Basic Document, any Transfer Agreement or the Certificates or (D) seeking to affect adversely the federal income tax attributes of the Certificates as described in the Prospectus under the heading "Certain Federal Income Tax Consequences."

                 (f) The Underwriters shall have received an opinion of Arter & Hadden LLP, special counsel to the Seller, addressed to the Underwriters, the Rating Agencies and the Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that the Trust will not be classified as an association taxable as a corporation for federal income tax purposes and, instead, under subpart E, part I of subchapter J of the Internal Revenue Code of 1986, as amended, the Trust will be treated as a grantor trust.

                 (g) The Underwriters shall have received an opinion of Arter & Hadden LLP, special income tax counsel to the Seller, dated the Closing Date and satisfactory in form and substance to the Underwriters, to the effect that the statements in the Registration

         Statement and Prospectus under the headings "Certain Federal Income Tax Considerations" and "ERISA Considerations," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                 (h) The Underwriters shall have received an opinion of Arter & Hadden LLP, special counsel to the Seller, addressed to the Underwriters and the Rating Agencies, dated the Closing Date, with respect to the characterization of the transfer of the Initial Receivables and, assuming no change in law or factual circumstance (as confirmed in the Officer's Certificate to be delivered as of each Subsequent Transfer Date), the Subsequent Receivables, as a sale, in substantially a form acceptable to the Underwriters.

                 (i) The Underwriters shall have received the opinion of Mitchell, Silberberg & Knupp LLP, special California counsel to the Seller and Fleetwood Credit, addressed to the Underwriters, the Rating Agencies and the Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

                          (i) As to each security interest in a Financed Vehicle created by a Receivable originated in California (each, a "California Receivable"), notwithstanding that each such California Receivable may not be stamped to reflect its transfer to the Trustee, nor will the certificate of ownership be so stamped or re-registered to reflect the transfer of the California Receivable to the Trustee, the Trustee will have a perfected security interest in each such Financed Vehicle which will be prior in right to any other security interest in a Financed Vehicle that is or would be perfected solely by notation of such security interest on the certificate of ownership for the Financed Vehicle, and no filing or other action is necessary to perfect or continue the priority status of such security interest as against creditors of or transferees from the Obligor under such California Receivable or the Trustee, so long as such Financed Vehicle is not removed from the State of California for a period longer than four months or before the end of such four-month period, such security interest is duly perfected under applicable law.

                          (ii) The California Receivables constitute "chattel paper" as such term is defined in the California UCC.

                          (iii) The California Receivables, assuming each is full and correctly completed as required by applicable law, constitutes the valid, legal and binding obligation of the Obligor as to each such California Receivable enforceable against each such Obligor in accordance with its term, to the extent the enforcement of remedies is reasonably necessary to protect the interests of the parties.

                          (iv) Assuming the validity, binding effect and enforceability in all other respects, the preprinted parts of the California Receivables are in sufficient compliance with federal and California consumer protection laws so as not to be rendered void or voidable at the election of the related Obligor.

                          (v) The Trust will not be classified as an association (or a publicly traded partnership) taxable as a corporation for California income tax purposes

                 (j) The Underwriters shall have received the opinion of _____________, special Texas counsel to the Seller and Fleetwood Credit, or such other counsel acceptable to the Underwriters, addressed to the Underwriters, the Rating Agencies and the Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

                          (i) As to each security interest in a Financed Vehicle created by an Initial Receivable originated in Texas (each, a "Texas Receivable"), notwithstanding that each such Texas Receivable may not be stamped to reflect its transfer to the Trust, nor will the certificate of ownership be so stamped or re-registered to reflect the transfer of the Texas Receivable to the Trust, the Trustee will have a perfected security interest in each such Financed Vehicle which will be prior in right to any other security interest in a Financed Vehicle that is or would be perfected solely by notation of such security interest on the certificate of ownership for the Financed Vehicle, and no filing or other action is necessary to perfect or continue the priority status of such security interest as against creditors of or transferees from the Obligor under such Texas Receivable or the Trustee, so long as such Financed Vehicle is not removed from the State of Texas for a period longer than four months or before the end of such four-month period, such security interest is duly perfected under applicable law.

                          (ii) The Texas Receivables constitute "chattel paper" as such term is defined in the Texas UCC.

                          (iii) The Texas Receivables, assuming each is full and correctly completed as required by applicable law, constitutes the valid, legal and binding obligation of the Obligor as to each such Texas Receivable enforceable against each such Obligor in accordance with its terms, subject to applicable bankruptcy and equitable principle exceptions, to the extent the enforcement of remedies is reasonably necessary to protect the interests of the parties.

                          (iv) Assuming the validity, binding effect and enforceability in all other respects, the preprinted parts of the Texas Receivables are in sufficient compliance with federal and Texas consumer protection laws so as not to be rendered void or voidable at the election of the related Obligor.

                 (k) The Underwriters shall have received an opinion of counsel to the Trustee, addressed to the Underwriters, the Seller and Fleetwood Credit, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

                          (i) The Trustee has been duly incorporated and is validly existing as a ____________ in good standing under the laws of _________ with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Pooling and Servicing Agreement and, assuming no change in law or factual circumstance, will have such power and authority to enter into and to perform its obligations under each Transfer Agreement.

                          (ii) The Pooling and Servicing Agreement has been, and each Transfer Agreement will be, duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                          (iii) The Certificates have been duly executed, authenticated and delivered by the Trustee.

                          (iv) Neither the execution or delivery by the Trustee of the Pooling and Servicing Agreement and each Transfer Agreement, nor the consummation of any of the transactions by the Trustee contemplated thereby, require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee.

                 (l) The Underwriters shall have received an opinion of Brown & Wood LLP, addressed to the Underwriters and dated the Closing Date, with respect to the validity of the Certificates and such other related matters as the Underwriters shall request, and the Seller and Fleetwood Credit shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (m) The Underwriters shall have received a reliance letter to each opinion rendered to either Rating Agency in connection with the rating of the Certificates, to the extent that any such opinion is not otherwise addressed to the Underwriters and covered by
         Section 6(d) through 6(l).

                 (n) The Underwriters shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or the Secretary of (i) the Seller, in which such officer shall state that, to the best of his knowledge after reasonable investigation, the representations and warranties of the Seller in this Agreement are true and correct, the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and (ii) Fleetwood Credit, in which such officer shall state that, to the best of his knowledge after reasonable investigation, the representations and warranties of Fleetwood Credit in this Agreement are true and correct and that Fleetwood Credit has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder.

                 (o) The Class A Certificates shall be rated "Aaa" by Moody's and "AAA" by Standard & Poor's.

                 (p) The Class B Certificates shall be rated at least "Baa2" by Moody's and "A" by Standard & Poor's.

         The Seller will provide or cause to be provided to the Underwriters such conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request, including those delivered to the Rating Agencies.

          7.     Indemnification.

         (a) Each of the Seller and Fleetwood Credit agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (ii) against any and all loss, liability, claim, damage and expense, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Seller and Fleetwood Credit; and

                 (iii) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause
         (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Seller by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided further, that neither the Seller nor Fleetwood Credit shall be liable to any Underwriter under the indemnity agreement in this subsection with respect to any Preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense of such Underwriter results from the fact that such Underwriter sold Certificates to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Seller or Fleetwood Credit previously furnished copies thereof in the quantity requested in accordance with Section 5(e) hereof to such Underwriter and the loss, liability, claim, damage or expense of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus and corrected in the Prospectus or the Prospectus as then amended or supplemented.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Seller and Fleetwood Credit, each of their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls either the Seller or Fleetwood Credit within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Seller by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnified party from any liability which it may have other than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 7 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Seller, Fleetwood Credit and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller, Fleetwood Credit and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the aggregate underwriting discounts appearing on the cover page of the Prospectus bears to the aggregate initial public offering prices of the Certificates appearing thereon and the Seller and Fleetwood Credit are responsible for the balance. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Seller and Fleetwood Credit, each officer of the Seller who signed the Registration Statement and each person, if any, who controls either the Seller or Fleetwood Credit within the meaning of Section 15 of the Act shall have the same rights to contribution as the Seller or Fleetwood Credit, as the case may be.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller and Fleetwood Credit or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Seller, Fleetwood Credit or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Certificates. If for any reason the purchase of the Certificates by the Underwriters is not consummated, the Seller and Fleetwood Credit shall remain responsible for the expenses to be paid or reimbursed by the Seller and Fleetwood Credit pursuant to Section 5(i) hereof and the respective obligations of the Seller, Fleetwood Credit and the Underwriters pursuant to Section 7 hereof shall remain in effect. The indemnification and contribution agreements contained in Section 7 hereof shall survive the termination and cancellation of this Agreement. If for any reason (other than solely by reason of the termination of this Agreement because of a failure to satisfy the conditions set forth in items (iii), (iv) or (v) of Section 9 hereof), the purchase of the Certificates by the Underwriters is not consummated, the Seller and Fleetwood Credit will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Certificates.

         10.     Termination of Agreement.   The Underwriters may terminate
this Agreement, by notice to the Seller and Fleetwood Credit, at any time prior to or at the Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Seller or Fleetwood Credit, whether or not arising in the ordinary course of business; (ii) if there has occurred any downgrading in the rating of the debt securities of the Seller or Fleetwood Credit by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Seller or Fleetwood Credit (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis, the effect of which is such as to make it, in the reasonable judgment of the Underwriters, impracticable to market the Certificates or to enforce contracts for the sale of the Certificates; (iv) if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority; or (v) if a banking moratorium has been declared by federal, New York or California authorities.

         11. Default By an Underwriter. If one of the Underwriters shall fail at the Closing Date to purchase the Certificates which it is obligated to purchase under this Agreement (the

"Defaulted Securities"), the Representative shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for the non-defaulting Underwriter, or any other underwriter, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                 (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the total aggregate principal amount of the Certificates, the non-defaulting Underwriter shall be obligated to purchase the full amount thereof, or

                 (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the total aggregate principal amount of the Certificates, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter.

         No action pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Seller shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangement.

         12. Notices. All communications hereunder will be in writing and, if sent to (i) the Underwriters, will be mailed, delivered or sent by facsimile and confirmed to them at ______________, Attention: __________ (facsimile number (___) ___-____); (ii) the Seller, will be mailed, delivered or sent by facsimile and confirmed to it at Fleetwood Credit Receivables Corp., 22840 Savi Ranch Parkway, Yorba Linda, California 92687, Attention: Senior Vice President (facsimile number (714) 921-3490); or (iii) Fleetwood Credit, will be mailed, delivered or sent by facsimile and confirmed to it at Fleetwood Credit Corp., 22840 Savi Ranch Parkway, Yorba Linda, California 92687, Attention:
Senior Vice President (facsimile number (714) 921-3490).

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts duplicate hereof, whereupon it will become a binding agreement between the Seller and Fleetwood Credit and the Underwriters in accordance with its terms.

                                       Very truly yours,

                                       FLEETWOOD CREDIT CORP.



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       FLEETWOOD CREDIT RECEIVABLES CORP.



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


CONFIRMED AND ACCEPTED,
  as of the date first above written:

-----------------.
For itself and as Representative of the Underwriters

By:
   ------------------------------------------
    Name:
    Title:

                                                                      SCHEDULE A


                                                                      Principal               Principal
                                                                      Amount of               Amount of
                                                                       Class A                 Class B
   Underwriter                                                      Certificates             Certificates
   -----------                                                      ------------             ------------
   _______________ . . . . . . . . . . . . . . . . . . .             $___________           $___________
   _______________ . . . . . . . . . . . . . . . . . . .
                                                                     ------------            -----------
       Total                                                         $___________           $___________
                                                                     ============           ============





                                        A-1